Discontinued Operations	3 Months Ended
Jun. 30, 2012
Notes to Financial Statements
Discontinued Operations

3.	Discontinued Operations

During September 2011, the Company committed to a plan to divest or wind down its Pioneer Wind Energy Systems Inc. subsidiary which was established by the Company in 2010 to market its utility scale wind turbine designs, after-sales services and equipment financing to community wind and industrial customers. This decision was part of the Company’s strategy to focus on businesses that create the most shareholder value. Weak domestic wind energy market conditions combined with the inability of the Company to establish an arrangement, on commercially acceptable terms, with a qualified third party to provide outsourced parts procurement and assembly services, caused the Company to reduce and extend further out into the future its projected sales and operating profit of the business. The decision to divest or wind down the business resulted in a non-cash asset impairment charge of $1.6 million to adjust the carrying value of the subsidiary’s assets to their fair value. This impairment charge was recognized in the third quarter of 2011 on certain inventory, property, plant and equipment and other assets. In addition, at the time the Company also recognized a $0.6 million charge related to its expected future severance, rent and insurance payment obligations.

The results of operations for Pioneer Wind Energy Systems Inc. are reported as discontinued operations for all periods presented and are summarized as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Net sales	$60	$-	$110	$-
(Loss) from operations of discontinued business (1)	(78)	(210)	(161)	(412)
Income tax expense	-	-	-	-
Loss from discontinued operations, net of tax	$(78)	$(210)	$(161)	$(412)

 (1)  Includes $0.1 million of inventory write-down and non-cash asset impairment charges recognized during the six months ended June 30, 2012.